SUPPLEMENT DATED APRIL 30, 2012

TO PROSPECTUS DATED APRIL 29, 2011
FOR SUN PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

Effective on or about July 15, 2012, the Invesco Van Kampen V.I. Mid Cap Value Fund will change its name to Invesco Van Kampen V.I. American Value Fund.

The address for the Home Office of Sun Life Insurance and Annuity Company of New York has changed.

The new address is:

One Grand Central Place
60 East 42nd Street, Suite 3100
New York, NY  10165

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Protectore NY 4/2012